UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020 (July 8, 2020)

PIER 1 IMPORTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 JOHN B SIAS MEMORIAL PARKWAY, SUITE 255 FORT WORTH, TEXAS		76134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 252-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share*	PIRRQ*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*

(1) On February 18, 2020, the New York Stock Exchange (“NYSE”) notified Pier 1 Imports, Inc. that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of Pier 1 Imports, Inc. upon completion of all applicable procedures. A Form 25 was filed with the SEC by the NYSE on March 3, 2020 and the delisting of the common stock became effective 10 days later. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) became effective on June 1, 2020. The common stock will remain registered under Section 12(g) of the Exchange Act.

Item 8.01.	Other Events.

On July 8, 2020, Pier 1 Imports, Inc., a Delaware corporation ( “Pier 1”) held an auction of its assets pursuant to bidding procedures and auction terms as set forth in the U.S. Bankruptcy Court for the Eastern District of Virginia (“Bankruptcy Court”) Order (i) Establishing Bidding Procedures, (ii) Scheduling Bid Deadlines and an Auction, (iii) Approving the Form and Manner of Notice thereof, (iv) Approving the Form of Asset Purchase Agreement, (v) Authorizing Assumption of the Plan Support Agreement and (vi) Granting Related Relief, dated February 18, 2020. On July 9, 2020, Pier 1 filed with the Bankruptcy Court Notice of Successful and Backup Bidders with Respect to the Auction and Sale of Certain of the Debtors’ Assets (the “Notice”) in which Pier 1 disclosed the successful bidders with respect to its intellectual property and certain unexpired leases of real property. The Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The sale hearing at which Pier 1 shall seek the Bankruptcy Court’s approval of the sale of the assets to the successful bidders, will be held on July 15, 2020 at 2:00 p.m. (prevailing Eastern Time).

Item 9.01	Financial Statements and Exhibits.

(a) - (c) Not Applicable.

(d) Exhibits:

Exhibit No.	Description

99.1	Notice of Successful and Backup Bidders with Respect to the Auction and Sale of Certain of the Debtors’ Assets, dated July 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: July 13, 2020	By:	/s/ Robert Riesbeck
Robert Riesbeck
Chief Executive Officer and Chief Financial Officer